Destra Flaherty & Crumrine Preferred and Income Fund

a series of Destra Investment Trust

February 17, 2021

Supplement to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

each dated February 1, 2021

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI

On February 11, 2021, shareholders of the Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) approved a new investment advisory agreement (the “New Advisory Agreement”) between Destra Investment Trust (the “Trust”), on behalf of the Fund, and DFC Preferred Advisors LLC (“DFC”). On the same date, shareholders of the Fund also approved a new sub-advisory agreement (the “New Sub-Advisory Agreement,” and together with the New Advisory Agreement, the “New Agreements”) among the Trust, on behalf of the Fund, DFC and Flaherty & Crumrine Incorporated (“Flaherty”), the Fund’s sub-adviser.

Also on February 11, 2021, Destra Capital Management LLC (“DCM”), the parent company of the Fund’s current investment adviser, Destra Capital Advisors LLC (“Destra”), bought back Continuum Funds Holdings, LLC’s control features and equity interests in DCM (the “Transaction”). The Transaction resulted in a change of control of Destra and the New Agreements became effective immediately upon consummation of the Transaction.

Accordingly, all references to Destra as investment adviser to the Fund are hereby deleted and replaced with references to DFC.

DFC is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. DFC was organized as a Delaware limited liability company on February 20, 2020 and is located at 444 West Lake Street, Suite 1700, Chicago, IL 60606-0070. DFC is jointly-owned by Destra and Flaherty. DFC, which is operated by Destra, has responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. Flaherty continues to serve as sub-adviser to the Fund pursuant to the New Sub-Advisory Agreement.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.